Exhibit 10.1

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) is entered into as of July 5, 2012 by and between ServiceSource International, Inc., a Delaware corporation (“Borrower”), and ServiceSource Delaware, Inc., a Delaware corporation (“Guarantor”) (each of Borrower and Guarantor a “Grantor” and, collectively, “Grantors”), as debtors, and JPMorgan Chase Bank, N.A. (“Lender”), as secured party.

PRELIMINARY STATEMENT

Borrower and Lender are entering into a Credit Agreement dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). As a condition of entering into the Credit Agreement and extending credit thereunder, Lender has required that Guarantor execute and deliver to Lender a Guaranty (the “Guaranty”) dated as of the date hereof. Grantors are entering into this Security Agreement in order to induce Lender to enter into and extend credit to Borrower under the Credit Agreement. Guarantor is a wholly-owned subsidiary of Borrower and will receive direct and indirect benefit from the credit accommodations to be provided under the Credit Agreement.

ACCORDINGLY, the Grantors and Lender, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Division 9 of the UCC.

“Article” means a numbered Article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” shall have the meaning set forth in Division 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance satisfactory to Lender, between Lender and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of a Grantor for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral Deposit Account” shall have the meaning set forth in Section 7.1.

“Collateral Report” means any certificate (including any Borrowing Base Certificate) or report delivered by a Grantor to Lender with respect to the Collateral pursuant to any Loan Document.

“Commercial Tort Claims” means the existing commercial tort claims of the Grantors set forth on Schedule A to the Disclosure Letter.

“Control” shall have the meaning set forth in Division 8 or, if applicable, in Section 9104, 9105, 9106 or 9107 of Division 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to Lender, among a Grantor, a banking institution holding such Grantor’s funds, and Lender with respect to collection and control of all deposits and balances held in a deposit account maintained by a Grantor with such banking institution.

“Deposit Accounts” shall have the meaning set forth in Division 9 of the UCC.

“Documents” shall have the meaning set forth in Division 9 of the UCC.

“Equipment” shall have the meaning set forth in Division 9 of the UCC.

“Event of Default” means an event described in Section 5.1.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Division 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Division 9 of the UCC.

“Goods” shall have the meaning set forth in Division 9 of the UCC.

“Instruments” shall have the meaning set forth in Division 9 of the UCC.

“Inventory” shall have the meaning set forth in Division 9 of the UCC.

“Investment Property” shall have the meaning set forth in Division 9 of the UCC.

“Letter-of-Credit Rights” shall have the meaning set forth in Division 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to Lender pursuant to this Security Agreement.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Obligations” means (a) with respect to the Borrower, the Obligations (as defined in the Credit Agreement and (b) with respect to the Guarantor, the Guarantied Obligations (as defined in the Guaranty)

“Security” has the meaning set forth in Division 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which either Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Supporting Obligations” shall have the meaning set forth in Division 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of California or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, collaterally assigns and grants to Lender, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Copyrights, Patents and Trademarks;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles;

(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all cash or cash equivalents;

(xiii) all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv) all Deposit Accounts with any bank or other financial institution;

(xv) all Commercial Tort Claims;

(xvi) and all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations. Notwithstanding the foregoing, the following shall not constitute Collateral: (i) any equity interests in a foreign Subsidiary in excess of 65% of the voting equity interest in such Subsidiary, (ii) any contract or agreement immaterial to the business of the Grantor or listed on Schedule I to the Disclosure Letter to which a Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (A) the unenforceability of any right of the Grantor therein or (B) in a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9406, 9407, 9408 or 9409 of the UCC or any other applicable law or principles of equity); provided, however, that such Lien shall attach immediately at such time as the condition causing such unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in subclauses (A) or (B) of this clause (ii), including any proceeds of such contract or agreement, (iii) any trust accounts, payroll accounts and escrow accounts maintained by any Grantor, or (iv) any asset or property that is subject to a purchase money Lien or Lien securing Capital Lease obligations, in each case, permitted under the Credit Agreement to the extent that the documents relating to such purchase money Lien or Capital Lease obligations would not permit such asset or property to be subject to the Lien created hereby (other than to the extent that any such restriction in any such document would be rendered ineffective pursuant to Sections 9406, 9407, 9408 or 9409 of the UCC or any other applicable law or principles of equity).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to Lender that:

3.1. Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to Lender the security interest in such

Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Schedule H to the Disclosure Letter, Lender will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

3.2. Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Schedule A to the Disclosure Letter.

3.3. Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business) as of the Closing Date are disclosed in Schedule A to the Disclosure Letter, such Grantor has no other places of business as of the Closing Date except those set forth in Schedule A to the Disclosure Letter.

3.4. Collateral Locations. All of such Grantor’s locations where Collateral is located as of the Closing Date are listed on Schedule A to the Disclosure Letter, other than Equipment, Inventory or other Goods in transit, out for repair or temporarily maintained at another location in the ordinary course of such Grantor’s business. As of the Closing Date, all of said locations are either (i) leased by such Grantor as lessee and designated in Part VII(b) of Schedule A to the Disclosure Letter, or (ii) locations at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Schedule A to the Disclosure Letter.

3.5. Deposit Accounts. All of such Grantor’s Deposit Accounts as of the Closing Date are listed on Schedule B to the Disclosure Letter.

3.6. Exact Names. Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with the Grantor’s jurisdiction of organization. Such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition, except as set forth in Schedule A to the Disclosure Letter.

3.7. Letter-of-Credit Rights and Chattel Paper. Schedule C to the Disclosure Letter lists all Letter-of-Credit Rights and Chattel Paper of such Grantor as of the Closing Date. All action by such Grantor necessary or reasonably desirable to protect and perfect Lender’s Lien on each item listed on Schedule C to the Disclosure Letter as of the Closing Date (including the delivery of originals and the placement of a legend on Chattel Paper) has been duly taken to the extent required hereunder.

3.8. Accounts and Chattel Paper.

(a) The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are correctly stated in all records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to Lender by such Grantor from time to time. As of the time when each Account arises, such Grantor shall be deemed to have represented and warranted that such Account, and all records relating thereto, are genuine and in all respects what they purport to be.

(b) In addition, with respect to all Accounts, (i) the amounts shown on all invoices, statements and Collateral Reports with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; and (ii) to such Grantor’s knowledge, all Account Debtors have the capacity to contract.

3.9. Inventory. With respect to all Inventory of any Grantor, (a) as of the Closing Date, such Inventory (other than Inventory in transit) is located at one of such Grantor’s locations set forth on Schedule A to the Disclosure Letter, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), and (c) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Lender, and except for Permitted Liens.

3.10. Intellectual Property. As of the Closing Date, neither Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule D to the Disclosure Letter. This Security Agreement is effective to create (i) a valid and continuing Lien and, (ii) upon filing of appropriate financing statements in the offices listed on Schedule H to the Disclosure Letter and the Intellectual Property Security Agreements with the United States Copyright Office and the United States Patent and Trademark Office, as applicable, perfected first priority security interests in favor of Lender on such Grantor’s domestic Patents, Trademarks and Copyrights. Such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action necessary or desirable to protect and perfect Lender’s Lien on such Grantor’s domestic Patents, Trademarks or Copyrights shall have been duly taken. Without limiting the foregoing, each Grantor will take such actions as Lender may require for the purpose of recording its interest in such Grantor’s domestic Patents and Trademarks with the United States Patent and Trademark Office from time to time upon Lender’s receipt of any update to such Grantor’s schedule of Patents and Trademarks, as required pursuant to the terms of the Credit Agreement.

3.11. Filing Requirements. None of the Equipment is covered by any certificate of title, except for the vehicles described in Part I of Schedule E to the Disclosure Letter. None of the Collateral is of a type for which security interests cannot be perfected by filing under Article 9 of the Uniform Commercial Code as in effect in the relevant state except for (a) the vehicles described in Part II of Schedule E to the Disclosure Letter and (b) Patents, Trademarks and Copyrights held by a Grantor and described in Schedule D to the Disclosure Letter. The legal description, county and street address of each property on which any Fixtures are located is set forth in Schedule F to the Disclosure Letter together with the name and address of the record owner of each such property.

3.12. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming Lender as the secured party and (b) as permitted by Section 4.1(e).

3.13. Pledged Collateral.

(a) Schedule G to the Disclosure Letter sets forth a complete and accurate list of all of the Pledged Collateral as of the Closing Date. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Schedule G to the Disclosure Letter as being owned by it, free and clear of any Liens, except for Permitted Liens. Such Grantor further represents and warrants that (i) all Pledged Collateral constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to Lender representing an Equity Interest, either such certificates are Securities as defined in Division 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed Lender so that Lender may take steps to perfect its security interest therein as a General Intangible, (iii) to the extent requested by Lender pursuant to Section 4.14, all Pledged Collateral held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and Lender pursuant to which Lender has Control and (iv) all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer.

(b) In addition, (i) none of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) except as disclosed to the Lender from time to time or as may be held in a securities account of a Grantor from time to time, there are existing no options, warrants, calls or commitments of any character whatsoever relating to the Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of the Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by Lender of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c) Except as set forth in Schedule G to the Disclosure Letter, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral and, except as disclosed to the Lender in writing from time to time or as may be held in a securities account of a Grantor from time to time, none of the Pledged Collateral which represents Indebtedness owed to such Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1. General.

(a) Collateral Records. Such Grantor will maintain books and records with respect to the Collateral that are complete and accurate in all material respects and furnish to Lender such reports describing the Collateral as Lender shall reasonably request from time to time.

(b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes Lender to file, and if requested will deliver to Lender, all financing statements and other documents and take such other actions as may from time to time be requested by Lender in order to maintain a first priority perfected security interest in and, if applicable, Control of, the Collateral (subject to Permitted Liens). Any financing statement filed by Lender may be filed in any filing office in any UCC jurisdiction and may (i) indicate the Collateral (1) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Division 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by Chapter 5 of Division 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (b) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information to Lender promptly upon request. Such Grantor also ratifies its authorization for Lender to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Further Assurances. Such Grantor will, if so requested by Lender, furnish to Lender, upon Lender’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as Lender may reasonably request, all in such detail as Lender may specify. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of Lender in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral, except for Permitted Dispositions.

(e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, and (ii) other Permitted Liens.

(f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except to evidence liens permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement naming Lender as secured party without the prior written consent of Lender, subject to such Grantor’s rights under Section 9509(d)(2) of the UCC.

(g) Locations. Such Grantor will not (i) maintain any Collateral at any location other than those locations listed on Schedule A to the Disclosure Letter other than Equipment, Inventory or other Goods in transit, out for repair or temporarily maintained at another location in the ordinary course of such Grantor’s business, or (ii) change its principal place of business or chief executive office from the location identified on Schedule A to the Disclosure Letter, without 10 days prior written notice to Lender. In connection with any such change of location, Grantor will take such actions as Lender may reasonably deem desirable to protect its security interest in the Collateral.

(h) Compliance with Terms. Such Grantor will perform and comply in all material respects with all obligations in respect of the Collateral and all agreements to which it is a party or by which it is bound relating to the Collateral.

4.2. Receivables.

(a) Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except as expressly permitted in the Credit Agreement.

(b) Collection of Receivables. Such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables, except for adjustments in the ordinary course of business.

(c) Delivery of Invoices. Such Grantor will deliver to Lender promptly upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account bearing such language of assignment as Lender shall specify.

(d) Electronic Chattel Paper. Such Grantor shall take all steps necessary to grant Lender Control of all electronic chattel paper having an original face value in excess of $250,000 in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3. Inventory and Equipment.

(a) Maintenance of Goods. Such Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition, except for (i) damaged or defective goods arising in the ordinary course of such Grantor’s business, (ii) ordinary wear and tear in respect of the Equipment and (iii) Permitted Dispositions.

(b) Equipment. Such Grantor shall not permit any Equipment which individually exceed $500,000 to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property Lender either does not have a Lien or has not otherwise entered into a Collateral Access Agreement without Lender’s consent. Such Grantor will not, without Lender’s prior written consent, alter or remove any identifying symbol or number on any of such Grantor’s Equipment constituting Collateral.

4.4. Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to Lender within 30 days following execution of this Security Agreement the originals of all Chattel Paper, certificated Securities and Instruments constituting Collateral (if any then exist) having an original face value in excess of $500,000, (b) hold in trust for Lender upon receipt and, if required to be delivered pursuant to clause (a), deliver to Lender any Chattel Paper, certificated Securities and Instruments constituting Collateral within 30 days following such receipt, (c) upon Lender’s request, deliver to Lender (and thereafter hold in trust for Lender upon receipt and promptly deliver to Lender) any Document evidencing or constituting Collateral and (d) upon Lender’s request, deliver to Lender a duly executed amendment to this Security Agreement, in the form of Exhibit A hereto (the “Amendment”), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes Lender to attach each Amendment to this Security Agreement and agrees that all additional Collateral set forth in such Amendments shall be considered to be part of the Collateral and that the Schedules to the Disclosure Letter shall be deemed to be amended to reflect the information contained within such Amendments without any further action.

4.5. Uncertificated Pledged Collateral. At Lender’s request, such Grantor will cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of Lender granted pursuant to this Security Agreement. Such Grantor will take any actions reasonably requested by Lender to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause Lender to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, upon the request of Lender, with respect to Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with Lender, in form and substance reasonably satisfactory to Lender, giving Lender Control.

4.6. Pledged Collateral.

(a) Changes in Capital Structure of Issuers. Except as expressly permitted or required by the Credit Agreement, such Grantor will not (i) permit or suffer any Subsidiary that is an issuer of an Equity Interest constituting Pledged Collateral to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Liens and Permitted Dispositions) or merge or consolidate with any other entity, except as permitted by the Credit Agreement, or (ii) vote any Pledged Collateral in favor of any of the foregoing.

(b) Issuance of Additional Securities. Such Grantor will not permit or suffer a Subsidiary that is the issuer of an Equity Interest constituting Pledged Collateral to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor or as expressly permitted by the Credit Agreement.

(c) Registration of Pledged Collateral. During the continuation of an Event of Default, such Grantor will permit any registerable Pledged Collateral to be registered in the name of Lender or its nominee at any time at the option of Lender.

(d) Exercise of Rights in Pledged Collateral.

(i) Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of Lender in respect of the Pledged Collateral (other than in connection with a Permitted Disposition).

(ii) Such Grantor will permit Lender or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii) Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral to the extent not in violation of the Credit Agreement; provided, that the following distributions and payments (collectively referred to as the “Excluded Payments”) shall also be subject to clause (iv) below: (a) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (b) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (c) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

(iv) All Excluded Payments in respect of any of the Pledged Collateral, whenever paid or made, shall become part of the Collateral without any further action.

Such Grantor shall immediately notify Lender of receipt of any Excluded Payments (other than Excluded Payments received in connection with investments held in any investment accounts) and take all steps, if any, necessary or reasonably requested by Lender pursuant to the terms of this Agreement to ensure that the Lender obtains a valid and perfection security interest in and, if applicable, Control over such Excluded Payments, and pending any such action, any Excluded Payments shall, if received by such Grantor, be received in trust for the benefit of Lender and, to the extent necessary to create or maintain the validity, perfection or priority of Lender’s security interest in such property, be kept segregated from the other property or funds of such Grantor.

4.7. Intellectual Property.

(a) Such Grantor shall notify Lender promptly if it knows that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any determination (including the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same, in each case to the extent that any such event could reasonably be expected to cause a Material Adverse Change.

(b) In the event that such Grantor files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency during any fiscal quarter, such Grantor shall execute and deliver any and all security agreements as Lender may request to evidence Lender’s first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby within 45 days after the end of such fiscal quarter.

(c) Such Grantor shall take all actions necessary or reasonably requested by Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of the business of Borrower and its Subsidiaries, taken as a whole.

(d) Such Grantor shall promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Lender shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright, unless it shall reasonably determine that a Patent, Trademark or Copyright is not material to the conduct of the business or operations of Borrower and its Subsidiaries, taken as a whole. In the event that such Grantor institutes suit because any of the Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.

4.8. Commercial Tort Claims. Such Grantor shall promptly, and in any event within ten Business Days after the same is acquired by it, notify Lender of any commercial tort claim (as defined in the UCC) acquired by it in an amount in excess of $500,000 and, unless Lender otherwise consents, such Grantor shall enter into an Amendment to this Security Agreement, in the form of Exhibit A hereto, granting to Lender a first priority security interest in such commercial tort claim and that the Schedules to the Disclosure Letter shall be deemed to be amended to reflect the information contained within any such Amendment without any further action.

4.9. Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of any letters of credit with an aggregate face amount in excess of $250,000, such Grantor shall promptly, and in any event within ten Business Days after becoming a beneficiary, notify Lender thereof and, upon Lender’s request, use its reasonable efforts to cause the issuer and/or confirmation bank to consent to the assignment of any Letter-of-Credit Rights to Lender.

4.10. Federal, State or Municipal Claims. Such Grantor will promptly notify Lender of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.11. No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of Lender provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies.

4.12. Insurance.

Each Grantor shall maintain keep and maintain insurance as required pursuant to Section 7.02 of the Credit Agreement. All premiums on such insurance shall be paid when due by such Grantor, and copies of the policies delivered to Lender promptly upon Lender’s request. If such Grantor fails to obtain any insurance as required by this Section, Lender may obtain such insurance at such Grantor’s expense. By purchasing such insurance, Lender shall not be deemed to have waived any Default arising from such Grantor’s failure to maintain such insurance or pay any premiums therefor.

4.13. Collateral Access Agreements. Upon Lender’s request, such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral in excess of $500,000 is stored or located, which agreement or letter shall be reasonably satisfactory in form and substance to Lender. Such Grantor shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.

4.14. Account Control Agreements. Upon the occurrence of an Event of Default, such Grantor will provide to Lender a Deposit Account Control Agreement or Securities Account Control Agreement duly executed on behalf of each financial institution holding a deposit account or securities account of such Grantor other than (i) deposit accounts that have been or will be transferred to Lender in accordance with the Credit Agreement, (ii) trust accounts, payroll accounts and escrow accounts or (iii) deposit accounts having an average monthly credit balance equal to or less than $250,000 individually and $1,000,000 in the aggregate (determined at the end of a Business Day).

4.15. Change of Name or Location; Change of Fiscal Year. Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored (except as permitted by Section 4.1(g)), or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless Lender shall have received at least 10 days prior written notice of such change and Lender shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of Lender’s security interest in the Collateral, or (2) any reasonable action requested by Lender in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of Lender in any Collateral). Such Grantor shall not change its fiscal year which currently ends on December 31.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1. Events of Default. The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement shall constitute an Event of Default hereunder:

5.2. Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, Lender may exercise any or all of the following rights and remedies:

(i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to Lender prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any Deposit Account Control Agreement or and other control agreement with any securities intermediary and take any action therein with respect to such Collateral;

(iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to Grantors or any other Person,

enter without breach of the peace the premises of either Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at a Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as Lender may deem commercially reasonable; and

(v) concurrently with written notice to Grantors, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though Lender was the outright owner thereof.

(b) Lender shall comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d) Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender’s remedies, with respect to such appointment without prior notice or hearing as to such appointment.

(e) Notwithstanding the foregoing, Lender shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f) Each Grantor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit a Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if such Grantor and the issuer would agree to do so.

5.3. Grantor’s Obligations Upon Default. Upon the request of Lender after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a) assemble and make available to Lender the Collateral and all books and records relating thereto at any place or places specified by Lender, whether at such Grantor’s premises or elsewhere;

(b) permit Lender, by Lender’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay such Grantor for such use and occupancy;

(c) prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as Lender may request, all in form and substance satisfactory to Lender, and furnish to Lender, or cause an issuer of Pledged Collateral to furnish to Lender, any information regarding the Pledged Collateral in such detail as Lender may specify;

(d) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable Lender to consummate a public sale or other disposition of the Pledged Collateral; and

(e) at its own expense, cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Lender, at any time, and from time to time, promptly upon Lender’s request, the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.4. Grant of Intellectual Property License. For the purpose of enabling Lender to exercise the rights and remedies under this Article V at such time as Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof (subject, in the case of trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such trademarks and, in the case of trade secrets, to an obligation of Lender to take reasonable steps under the circumstances to keep the trade secrets confidential to avoid the risk of invalidation of such trade secrets) and (b) irrevocably agrees that Lender may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of Lender’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and Lender may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein. This license shall remain in effect until this Security Agreement is terminated pursuant to Section 8.14.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1. Account Verification. Lender may, at any time after an Event of Default has occurred and is continuing, in Lender’s own name, in the name of a nominee of Lender, or in the name of a Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to contracts with such Grantor and obligors in respect of Instruments of such Grantor to verify with such Persons, to Lender’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

6.2. Authorization for Secured Party to Take Certain Action.

(a) Each Grantor irrevocably authorizes Lender at any time and from time to time in the sole discretion of Lender and appoints Lender as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or reasonably desirable in Lender’s sole discretion to perfect and to maintain the perfection and priority of Lender’s security interest in the Collateral, (ii) upon the occurrence and during the continuance of an Event of Default, to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement, the Intellectual Property Security Agreements (or any supplements thereto) or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as Lender in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Lender’s security interest in the Collateral, (iv) upon the occurrence and during the continuance of an Event of Default, to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give Lender Control over such Pledged Collateral, (v) upon the occurrence and during the continuance of an Event of Default, to apply the proceeds of any Collateral received by Lender to the Secured Obligations as provided in Section 7.3, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) during the continuation of an Event of Default to contact Account Debtors in connection with the exercise of Lender’s rights under Section 6.1, (viii) to demand payment or enforce payment of the Receivables in the name of Lender or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such

Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as Lender may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) upon the occurrence and during the continuance of an Event of Default, to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse Lender on demand for any payment made or any expense incurred by Lender in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b) All acts of said attorney or designee made in accordance herewith are hereby ratified and approved. The powers conferred on Lender, under this Section 6.2 are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that, except for the powers granted in Section 6.2(a)(i), (iii) and (vi), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.3. Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS LENDER AS THE PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF SUCH GRANTOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL IN ACCORDANCE HEREWITH, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

6.4. Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER LENDER NOR

ANY OF ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS

7.1. Collection of Receivables. If required by Lender pursuant to Section 4.14 of this Agreement, each Grantor shall execute and deliver to Lender Deposit Account Control Agreements for each Deposit Account maintained by such Grantor into which all cash, checks or other similar payments relating to or constituting payments made in respect of Receivables will be deposited (a “Collateral Deposit Account”), which Collateral Deposit Accounts are identified as such on Schedule B to the Disclosure Letter.

7.2. Covenant Regarding New Deposit Accounts. After the occurrence and during the continuance of an Event of Default, each Grantor shall (a) obtain Lender’s consent in writing before opening or replacing any Collateral Deposit Account or other Deposit Account to the opening of such Deposit Account, and (b) cause each bank or financial institution (other than Lender) in which it seeks to open a Deposit Account to enter into a Deposit Account Control Agreement with Lender in order to give Lender Control of such Deposit Account, in each case other than trust accounts, payroll accounts and escrow accounts.

7.3. Application of Proceeds; Deficiency. Lender may require, at any time after the occurrence and during the continuance of an Event of Default, that all cash proceeds of the Collateral be deposited in a special non-interest bearing cash collateral account with Lender and held there as security for the Secured Obligations. Grantors shall have no control whatsoever over said cash collateral account. Any such proceeds of the Collateral shall be applied in the sole discretion of Lender unless a court of competent jurisdiction shall otherwise direct. The balance, if any, after all of the Secured Obligations (other than contingent obligations not yet due and payable) have been satisfied, shall be deposited by Lender into such Grantor’s general operating account with Lender. Such Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by Lender or any Lender to collect such deficiency.

ARTICLE VIII

GENERAL PROVISIONS

8.1. Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to such Grantor, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, such Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, such Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2. Limitation on Lender’s Duty with Respect to the Collateral. Lender shall have no obligation to clean-up or otherwise prepare the Collateral for sale. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for Lender (i) to fail to incur expenses deemed significant by Lender to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by Lender would be commercially reasonable in Lender’s exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to either Grantor or to impose any duties on Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3. Compromises and Collection of Collateral. Each Grantor and Lender recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that Lender may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as Lender in its sole discretion shall determine or abandon any Receivable, and any such action by Lender shall be commercially reasonable so long as Lender acts in good faith based on information known to it at the time it takes any such action.

8.4. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, Lender may perform or pay any obligation which either Grantor has agreed to perform or pay in this Security Agreement and each Grantor shall reimburse Lender for any amounts paid by Lender pursuant to this Section 8.4. Each Grantor’s obligation to reimburse Lender pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.5. Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 5.3, or 8.7 or in Article VII will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Lender to seek and obtain specific performance of other obligations of such Grantor contained in this Security Agreement, that the covenants of such Grantor contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against such Grantor.

8.6. Dispositions Not Authorized. Neither Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between such Grantor and Lender or other conduct of Lender, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon Lender unless such authorization is in writing signed by Lender.

8.7. No Waiver; Amendments; Cumulative Remedies. No delay or omission of Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by Lender and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to Lender until the Secured Obligations (other than contingent obligations not yet due and payable) have been paid in full.

8.8. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against either Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.10. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of each Grantor, Lender and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that neither Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of Lender. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Lender hereunder.

8.11. Survival of Representations. All representations and warranties of each Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.12. Costs and Expenses. Grantors shall reimburse Lender for any and all reasonable and documented costs and out-of-pocket expenses to the extent required under Section 9.01 of the Credit Agreement. Any and all costs and expenses incurred by Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by Grantors.

8.13. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.14. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (except with respect to any outstanding Letters of Credit for which a cash deposit or Supporting Letter of Credit has been delivered to Lender as required by the Credit Agreement or with respect to any other contingent obligations that survive termination of the Credit Agreement) and no commitments of Lender which would give rise to any Secured Obligations are outstanding.

8.15. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between Grantors and Lender relating to the Collateral and supersedes all prior agreements and understandings between Grantors and Lender relating to the Collateral.

8.16. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF CALIFORNIA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8.17. CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR CALIFORNIA STATE COURT SITTING IN SAN FRANCISCO, CALIFORNIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY SUCH GRANTOR AGAINST LENDER OR ANY AFFILIATE OF LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN SAN FRANCISCO, CALIFORNIA.

8.18. WAIVER OF JURY TRIAL. EACH GRANTOR AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

8.19. Indemnity. Each Grantor hereby agrees to indemnify Lender, and its successors, assigns, agents and employees, to the extent Lender and its successors, assigns, agents and employees are entitled to indemnification pursuant to Section 9.01 of the Credit Agreement.

8.20. Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

ARTICLE IX

NOTICES

9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent in accordance with Section 9.08 of the Credit Agreement.

9.2. Change in Address for Notices. Each Grantor and Lender may change the address for service of notice upon it by a notice in writing to the other parties.

[Signatures appear on following page]

IN WITNESS WHEREOF, each Grantor and Lender have executed this Security Agreement as of the date first above written.

GRANTORS:

SERVICESOURCE INTERNATIONAL, INC.

By:
Name:
Title:

SERVICESOURCE DELAWARE, INC.

By:
Name:
Title:

LENDER:

JPMORGAN CHASE BANK, N.A., as Lender

By:
Name:
Title:

[Signature Page to Security Agreement]

EXHIBIT A

(See Section 4.4 and 4.8 of Security Agreement)

AMENDMENT

This Amendment, dated                 ,      is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated                  ,     , between the undersigned, as the Grantor, and JPMorgan Chase Bank, N.A., as Lender, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in said Security Agreement, and that the Schedules to the Disclosure Letter shall be deemed to be amended to reflect the information contained within this Amendment without any further action.

By:
Name:
Title:

SCHEDULE I TO AMENDMENT

STOCKS

Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

COMMERCIAL TORT CLAIMS

Description of Claim	Parties	Case Number; Name of Court where Case was Filed